Exhibit 99.1

Lydall, Inc.	Telephone 860-646-1233
One Colonial Road”	Facsimile 860-646-4917
Manchester, CT 06042-2307	www.lydall.com

specialty engineered products and materials

News Release

LYDALL ANNOUNCES SEPTEMBER 14, 2021 SPECIAL MEETING RESULTS

•	Merger Agreement with Unifrax approved by Lydall Shareholders

•	Lydall and Unifrax anticipate closing within 30 days

MANCHESTER, Connecticut, September 14, 2021 – Lydall, Inc. (NYSE:LDL, “Lydall” or “the Company”), a leading global provider of specialty filtration and advanced materials solutions, announced today the results of the special shareholder meeting held earlier today.

At the special meeting, Lydall shareholders approved the transactions contemplated by that certain Merger Agreement dated June 21, 2021 by and among Lydall, Inc., Unifrax Holding Co., Outback Merger Sub, Inc., and Unifrax I, LLC. Holders of approximately 77.5% of Lydall common stock voted to approve the merger.

A total of 14,021,456 common shares of the 18,037,202 common shares issued and outstanding at the record date were voted at the Meeting, representing 77.7% of the issued and outstanding common shares of the Company at the record date of August 9, 2021.

The final voting results of the proposals submitted to a vote of the stockholders at the special meeting are as follows:

Proposal 1 - The Merger Proposal: To approve and adopt the Merger Agreement (the “Merger Proposal”), dated June 21, 2021.

For	Against	Abstain	Total
13,972,617	29,332	19,507	14,021,456

Proposal 2 - The Merger Compensation Proposal: To approve, on a non-binding advisory basis, certain compensation that will or may be paid by Lydall to its named executive officers that is based on or otherwise relates to the Merger.

For	Against	Abstain	Total
13,049,299	444,929	527,228	14,021,456

Proposal 3 - The Adjournment Proposal: To approve the adjournment of the Special Meeting, including if necessary, to solicit additional proxies in favor of Proposal 1, the Merger Proposal, if there are not sufficient votes at the time of such adjournment to approve the Merger Proposal. Although Proposal 3 was approved, the adjournment of the Special Meeting was not necessary because Lydall’s stockholders approved Proposal 1.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including (among other) statements about Lydall’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on the Company's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues; risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Lydall, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Lydall to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, challenges encountered by the Company in the execution of restructuring programs, disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Lydall’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Lydall’s Annual Report on Form 10-K for the year ended December 31, 2020. These forward-looking statements speak only as of the date of this communication, and Lydall does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

About Unifrax

Unifrax is a leading global supplier of high-performance specialty materials used in thermal management, specialty filtration, battery materials, emission control and fire protection applications. Headquartered in Tonawanda, NY, Unifrax serves more than 4,000 customers through a global footprint of 31 plants operating across 12 countries. Unifrax’s portfolio of products, technologies, proprietary chemistries and processes have been developed from more than 70 years of deep application knowledge and innovation. Its products address mission critical energy efficiency, emission control, regulatory and fire safety requirements across the globe. More information is available at www.unifrax.com.

About Lydall, Inc.

Lydall delivers value-added engineered materials and specialty filtration solutions that promote a cleaner, safer, and quieter world. With global manufacturing operations, Lydall partners with customers to develop bespoke, high-performing and efficient solutions that are adaptable and scalable to meet their needs. Headquartered in Manchester, Connecticut, Lydall is a New York Stock Exchange-listed Company. For more information, visit http://www.lydall.com. Lydall® is a registered trademark of Lydall, Inc. in the U.S. and other countries.

About Clearlake

Clearlake Capital Group, L.P. is an investment firm founded in 2006 operating integrated businesses across private equity, credit and other related strategies. With a sector-focused approach, the firm seeks to partner with experienced management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are industrials, technology, and consumer. Clearlake currently has over $43 billion of assets under management and its senior investment principals have led or co-led over 300 investments. The firm has offices in Santa Monica and Dallas. More information is available at www.clearlake.com and on Twitter @ClearlakeCap.

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Media Contacts:	Investor Contacts:

For Lydall	For Lydall
Kristen Weiss	Brendan Moynihan
Ph: +1 860-646-1233	Ph: +1 860-646-1233
info@lydall.com	investor@lydall.com

For Unifrax

Deborah Myers

Unifrax

Ph: +1 716-768-6465

dmyers@unifrax.com

For Clearlake

Jennifer Hurson

Lambert & Co.

Ph: +1 845-507-0571

jhurson@lambert.com

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